FILED

11 NOV -8 AM 9:42

SECRETARY OF STATE
TALLAHASSEE FLORIDA

Articles of Amendment
to
Articles of Incorporation
of

Bulova Technologies Group, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

P08000097226
(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

____

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

____
____
____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

____
____
____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: _______________________

New Registered Office Address: _______________________
(Florida street address)

_______________________, Florida________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If AMENDING the Officers and/or Directors, please list all officers/directors of the corporation as you now want the record to be. Please indicate the title(s), name and address for each officer/director.
(Our database can index up to 6 officers/directors. If you have more than 6 officers/directors, please list them on an additional sheet.)

Title(s)	Name	Address
1)____	____________	____________
2)____	____________	____________
3)____	____________	____________
4)____	____________	____________
5)____	____________	____________
6)____	____________	____________

If REMOVING an officer and/or director, please list the title(s) and name of the officer/director to be removed:

Title(s)	Name	Title(s)	Name
1)____	____________	4)____	____________
2)____	____________	5)____	____________
3)____	____________	6)____	____________

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF BULOVA TECHNOLOGIES GROUP, INC.

Pursuant to Section 607.1006 of the Florida Business Corporation Act, the undersigned, being the President of Bulova Technologies Group, Inc., a Florida corporation (the "Corporation"), bearing Document Number P08000097226 does hereby submit these Articles of Amendment for the purpose of amending the Corporation's Articles of Incorporation as follows:

Article IV of the Corporation's Articles of Incorporation shall be amended in its entirety to read as follows:

ARTICLE IV – Capital Stock

This Corporation shall be authorized to issue two (2) class of capital stock to be designated respectively preferred stock ("Preferred Stock"), and common stock ("Common Stock"). The total number of shares of Preferred Stock the Corporation shall have authority to issue is 5,000,000,000 shares at $.000001 par value per share, and the total number of shares of Common Stock the Corporation shall have authority to issue is 500,000,000 at $0.001 par value per share.

On the date of filing of this Articles of Amendment with the Secretary of State of the State of Florida, every two hundred (200) issued and outstanding shares of the Corporation's previously authorized Common Stock, par value $0.0001 per share (the "Old Common Stock") shall be reclassified and converted into one (1) validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 (the "New Common Stock"). Each certificate representing shares of Old Common Stock shall thereafter represent the number of shares of New Common stock into which the shares of Old Common Stock represented by such certificate were reclassified and converted hereby; provided, however, that each person of record on November 1, 2013, holding a stock certificate or certifications that represented shares of Old Common Stock shall receive, upon surrender of stock certificates of certifications, a new certificate or certifications evidencing and representing the number of shares of New Common Stock to which such person is entitled. No cash will be paid or distributed as a result of the aforementioned reverse stock split of the Corporation's Common Stock, and no fractional shares will be issued. All fractional shares, which would otherwise be required to be issued as a result of the stock split, will be rounded up to the nearest whole share. The record date of this reverse 1-for-200 stock split shall be November 1, 2013. The authorized shares of the Corporation, as set forth above shall not be affected by any reverse split or division of the shares of any class of shares.

Each share of Common Stock and each share of Preferred Stock shall be entitled to one (1) vote. The holders of the Common Stock and Preferred Stock shall vote together as one class and not as separate classes or series. Other than the right to one (1) vote per share, the Preferred Stock shall have no dividend rights, liquidation preference, redemption rights, conversion rights or other preferences.

The capital of the Corporation will not be reduced under or by reason of this Amendment.

The foregoing amendment was adopted by unanimous written consent of the board of directors, dated July 30, 2013 and by written consent of the holders of a majority of the issued and outstanding Common Stock of the Corporation effective NOV. 1, 2013. Therefore, the number of votes cast for the Amendment to the Corporation's Articles of Incorporation was sufficient for approval.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment on November 1, 2013.

Stephen L. Gurba
President and Chief Executive Officer

MTCkj 1593955v1

Articles of Amendment
to
Articles of Incorporation
of

12 SEP 26 PM 2:30

Bulova Technologies Group, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

P08000097226
(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this *Florida Profit Corporation* adopts the following amendment(s) to its Articles of Incorporation:

A. **If amending name, enter the new name of the corporation:**

____

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. **Enter new principal office address, if applicable:**
(Principal office address MUST BE A STREET ADDRESS)

2409 Falkenburg Road,
Tampa, Florida 33619

C. **Enter new mailing address, if applicable:**
(Mailing address MAY BE A POST OFFICE BOX)

2409 Falkenburg Road,
Tampa, Florida 33619

D. **If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:**

Name of New Registered Agent: Stephen L. Gurba

2409 Falkenburg, Road
(Florida street address)

New Registered Office Address: Tampa *(City)*, Florida 33619 *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If AMENDING the Officers and/or Directors, please list all officers/directors of the corporation as you now want the record to be. Please indicate the title(s), name and address for each officer/director.
(Our database can index up to 6 officers/directors. If you have more than 6 officers/directors, please list them on an additional sheet.)

Title(s)	Name	Address
1)_____	____________________	____________________
2)_____	____________________	____________________
3)_____	____________________	____________________
4)_____	____________________	____________________
5)_____	____________________	____________________
6)_____	____________________	____________________

If REMOVING an officer and/or director, please list the title(s) and name of the officer/director to be removed:

Title(s)	Name	Title(s)	Name
1)_____	____________________	4)_____	____________________
2)_____	____________________	5)_____	____________________
3)_____	____________________	6)_____	____________________

E. **If amending or adding additional Articles, enter change(s) here:**
(attach additional sheets, if necessary). (Be specific)

Delete current Article IV and substitute the following:

"ARTICLE IV SHARES

The number of shares of stock is:

Common shares 5,000,000,000

Par value $.001

Preferred shares 5,000,000,000

Par value $.000001

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(if not applicable, indicate N/A)

The date of each amendment(s) adoption: September 21, 2012

Effective date **if applicable**: September 21, 2012
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☒ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________."
(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated September 21, 2012

Signature ______________________
(By a director, president or other officer -- if directors or officers have not been selected, by an incorporator -- if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Stephen L. Gurba
(Typed or printed name of person signing)

President
(Title of person signing)

E. If amending or adding additional Articles, enter change(s) here

(attach additional sheets, if necessary). (Be specific)

Delete current ARTICLE IV and substitute the following:

ARTICLE IV SHARES

The number of shares of stock is:

Common Shares: 1,000,000,000

Par value: $.001

Preferred Shares: 1,000,000,000

Par value: $.000001

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

(if not applicable, indicate N/A)

The date of each amendment(s) adoption: November 2, 2011
(date of adoption - required)

Effective date if applicable: November 15, 2011
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☑ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."
(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated November 12, 2011

Signature ______________________________
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Craig Schnee
(Typed or printed name of person signing)

Vice President
(Title of person signing)

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: Bulova Technologies Group, Inc.

DOCUMENT NUMBER: ____________________

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Craig Schnee
Name of Contact Person

Bulova Technologies Group, Inc.
Firm/ Company

Arbor Shoreline Office Complex, 19337 US Hwy 19 N, Suite 525
Address

Clearwater, FL 33764
City/ State and Zip Code

cschnee@bulovatech.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Craig Schnee at (717) 578-3139
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

☑ $35 Filing Fee

☐ $43.75 Filing Fee & Certificate of Status

☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)

☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment
to
Articles of Incorporation
of

Bulova Technologies Group, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

_______________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: _______________

New Registered Office Address: _______________
(Florida street address)

_______________, Florida _______________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each Officer/Director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
			☐ Add ☐ Remove
			☐ Add ☐ Remove
			☐ Add ☐ Remove

E. **If amending or adding additional Articles, enter change(s) here:**
(attach additional sheets, if necessary). (Be specific)

Article IV SHARES

The number of shares of stock is: Common Shares 1,000,000,000

Par Value: $.010

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(if not applicable, indicate N/A)

The date of each amendment(s) adoption: ______________________________
(date of adoption is required)

Effective date if applicable: February 1, 2011
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."
(voting group)

☑ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated February 2, 2011

Signature [signature]
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Stephen L. Gurba
(Typed or printed name of person signing)

President and Chief Executive Officer
(Title of person signing)

Articles of Amendment
to
Articles of Incorporation
of

Bulova Technologies Group, Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

_______________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

FILED
11 FEB -3 PM 3:48
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: _______________

New Registered Office Address: _______________
(Florida street address)

_______________, Florida _______________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
			☐ Add ☐ Remove
			☐ Add ☐ Remove
			☐ Add ☐ Remove

E. If amending or adding additional Articles, enter change(s) here:
(attach additional sheets, if necessary). (Be specific)

Article IV SHARES

The number of shares of stock is: Common Shares 1,000,000,000

Par Value: $.010

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

The date of each amendment(s) adoption: 2-2-11
(date of adoption is required)

Effective date if applicable: February 1, 2011
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________."
(voting group)

☑ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated February 2, 2011

Signature [signature]
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Stephen L. Gurba
(Typed or printed name of person signing)

President and Chief Executive Officer
(Title of person signing)

Articles of Amendment
to
Articles of Incorporation
of

Bulova Technology Group, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

P08000097226
(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

Bulova Technologies Group, Inc.
The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

FILED
08 NOV 14 AM 9:09
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: ____________

New Registered Office Address: ____________ *(Florida street address)*

____________, Florida______
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
			☐ Add ☐ Remove
			☐ Add ☐ Remove
			☐ Add ☐ Remove

E. **If amending or adding additional Articles, enter change(s) here:**
(attach additional sheets, if necessary). (Be specific)

Article IV - Shares is deleted in its entirety and replaced with the following language:

The capital stock of all shares of all classes of stock which the Corporation has authority to issue is one hundred fifty million (150,000,000) shares of the common stock with a par value of $.001 per share. The Board of Directors may determine, in whole or in part, the preferences, limitations, and relative rights of each class of stock and series of shares. The authorized shares of the Corporation shall not be effected by any reverse split or division of the shares of any class of shares.

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(if not applicable, indicate N/A)

The Board of Directors, under its powers granted under Florida law, hereby authorizes a reverse division of all issued and outstanding common shares of the Corporation's existing stock for all shareholders of record on November 4, 2008. Said reverse division of shares shall be a reverse division of fifteen for one share basis. For every fifteen shares issued there shall be one share, at the time of the effective date.

The date of each amendment(s) adoption: November 4, 2008

Effective date if applicable: November 4, 2008
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☑ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."
(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated November 4, 2008

Signature [signature] CEO.
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Charles Broes
(Typed or printed name of person signing)

President, Bulova Technology Group, Inc.
(Title of person signing)

CERTIFICATE OF DOMESTICATION

The undersigned, CHARLES BROES (Name), PRESIDENT (Title),

of BULOVA TECHNOLOGY GROUP, INC. (Corporation Name) a foreign corporation, in accordance with s. 607.1801, Florida Statutes, does hereby certify:

1. The date on which corporation was first formed was NOVEMBER 8, 1979.
2. The jurisdiction where the above named corporation was first formed, incorporated, or otherwise came into being was WYOMING.
3. The name of the corporation immediately prior to the filing of this Certificate of Domestication was 3Si Holdings, Inc.
4. The name of the corporation, as set forth in its articles of incorporation, to be filed pursuant to s. 607.0202 and 607.0401 with this certificate is BULOVA TECHNOLOGY GROUP, INC.
5. The jurisdiction that constituted the seat, siege social, or principal place of business or central administration of the corporation, or any other equivalent jurisdiction under applicable law, immediately before the filing of the Certificate of Domestication was WYOMING
6. Attached are Florida articles of incorporation to complete the domestication requirements pursuant to s. 607.1801.

I am PRESIDENT, of BULOVA TECHNOLOGY GROUP, INC.

and am authorized to sign this Certificate of Domestication on behalf of the corporation and have done so this the 22nd day of September, 2008.

Charles Broes

(Authorized Signature)

FILED
2008 OCT 24 A 9 52
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Filing Fee:

Certificate of Domestication	**$50.00**
Articles of Incorporation and Certified Copy	**$78.75**
Total to domesticate and file	**$128.75**

INHS53 (6/04)

ARTICLES OF INCORPORATION

IN COMPLIANCE WITH CHAPTER 607, F.S.

FILED
2008 OCT 24 A 9 52
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLE I NAME

THE NAME OF THE CORPORATION SHALL BE:

BULOVA TECHNOLOGY GROUP, INC.

ARTICLE II PRINCIPAL OFFICE

THE PRINCIPAL PLACE OF BUSINESS/ MAILING ADDRESS IS:

2701 ROCKY POINT DRIVE, SUITE 325
TAMPA, FL 33607

ARTICLE III PURPOSE

THE PURPOSE FOR WHICH THE CORPORATION IS ORGANIZED:

ANY LAWFUL PURPOSE

ARTICLE IV SHARES

THE NUMBER OF SHARES OF STOCK IS:

COMMON SHARES: 150,000,000
PAR VALUE: $.010

ARTICLE V INITIAL DIRECTORS AND/ OR OFFICERS

THE NAME(S) AND ADDRESS(ES) AND SPECIFIC TITLES:

CHARLES BROES, PRESIDENT AND DIRECTOR
RICHARD FURLONG, SECRETARY AND DIRECTOR

ARTICLE VI INITIAL REGISTERED AGENT AND STREET ADDRESS

*THE **NAME AND FLORIDA STREET ADDRESS** (P.O. BOX **NOT** ACCEPTABLE) OF THE REGISTERED AGENT IS:*

CHARLES BROES
2701 N. ROCKY POINT DR., SUITE 325
TAMPA, FL 33607

ARTICLE VII INCORPORATOR

*THE **NAME AND ADDRESS** OF THE INCORPORATOR IS:*

CHARLES BROES
2701 N. ROCKY POINT DR., SUITE 325
TAMPA, FL 33607

****

HAVING BEEN NAMED AS REGISTERED AGENT AND TO ACCEPT SERVICE OF PROCESS FOR THE ABOVE STATED CORPORATION AT THE PLACE DESIGNATED IN THIS CERTIFICATE, I AM FAMILIAR WITH AND ACCEPT THE APPOINTMENT AS REGISTERED AGENT AND AGREE TO ACT IN THIS CAPACITY.

Charles Broes — 10/22/2008

Signature/Registered Agent — Date

Charles Broes — 10/22/2008

Signature/Incorporator — Date

FILED
12 SEP 26 PM 2:30
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Articles of Amendment
to
Articles of Incorporation
of

Bulova Technologies Group, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

P08000097226
(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this *Florida Profit Corporation* adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.;" or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

2409 Falkenburg Road,
Tampa, Florida 33619

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

2409 Falkenburg Road,
Tampa, Florida 33619

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: Stephen L. Gurba

2409 Falkenburg, Road
(Florida street address)

New Registered Office Address: Tampa *(City)*, Florida 33619 *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If AMENDING the Officers and/or Directors, please list all officers/directors of the corporation as you now want the record to be. Please indicate the title(s), name and address for each officer/director.
(Our database can index up to 6 officers/directors. If you have more than 6 officers/directors, please list them on an additional sheet.)

Title(s)	Name	Address
1)____	____________	____________
2)____	____________	____________
3)____	____________	____________
4)____	____________	____________
5)____	____________	____________
6)____	____________	____________

If REMOVING an officer and/or director, please list the title(s) and name of the officer/director to be removed:

Title(s)	Name	Title(s)	Name
1)____	____________	4)____	____________
2)____	____________	5)____	____________
3)____	____________	6)____	____________

8. If amending or adding additional Articles, enter change(s) here:
(attach additional sheets, if necessary). (Be specific)

Delete current Article IV and substitute the following:

"ARTICLE IV SHARES

The number of shares of stock is:

Common shares 5,000,000,000

Par value $.001

Preferred shares 5,000,000,000

Par value $.000001

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

____

____

____

____

____

____

____

The date of each amendment(s) adoption: September 21, 2012

Effective date if applicable: September 21, 2012
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☒ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."
(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated September 21, 2012

Signature ______________________
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Stephen L. Gurba
(Typed or printed name of person signing)

President
(Title of person signing)

Articles of Amendment
to
Articles of Incorporation
of

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
11 NOV 21 PM 2:32

Bulova Technologies Group, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

P080000097226
(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

____

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

____
____
____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

____
____
____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: _______________

____
(Florida street address)

New Registered Office Address: _______________ *(City)*, Florida_______ *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If AMENDING the Officers and/or Directors, please list all officers/directors of the corporation as you now want the record to be. Please indicate the title(s), name and address for each officer/director.
(Our database can index up to 6 officers/directors. If you have more than 6 officers/directors, please list them on an additional sheet.)

Title(s)	Name	Address
1)____	________________	________________
2)____	________________	________________
3)____	________________	________________
4)____	________________	________________
5)____	________________	________________
6)____	________________	________________

If REMOVING an officer and/or director, please list the title(s) and name of the officer/director to be removed:

Title(s)	Name	Title(s)	Name
1)____	________________	4)____	________________
2)____	________________	5)____	________________
3)____	________________	6)____	________________

E. If amending or adding additional Articles, enter change(s) here:
(attach additional sheets, if necessary). (Be specific)

Delete current Article IV and substitute the following:

"ARTICLE IV SHARES

The number of shares of stock is:

Common shares 2,000,000,000

Par value $.001

Preferred shares 2,000,000,000

Par value $.000001

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(if not applicable, indicate N/A)

The date of each amendment(s) adoption: November 17, 2011

Effective date if applicable: November 17, 2011
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."
(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated November 17, 2011

Signature ____________________
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Craig Schnee
(Typed or printed name of person signing)

Vice President
(Title of person signing)

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: Bulova Technology Group, Inc.

DOCUMENT NUMBER: P08000097226

The enclosed *Articles of Amendment* and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Charles Broes
(Name of Contact Person)

Bulova Technology Group, Inc.
(Firm/ Company)

3000 Bayport Drive, Suite 910
(Address)

Tampa, Florida 33607
(City/ State and Zip Code)

For further information concerning this matter, please call:

Charles Broes (Name of Contact Person) at (813) 865-1120 (Area Code & Daytime Telephone Number)

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ☐ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☑ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment
to
Articles of Incorporation
of

Bulova Technology Group, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

P08000097226
(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

Bulova Technologies Group, Inc.

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. Enter new principal office address, if applicable: ____________________
(Principal office address MUST BE A STREET ADDRESS)

FILED
08 NOV 14 AM 9:09
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: ____________________

New Registered Office Address: ____________________
(Florida street address)

____________________, Florida______
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
______	______________	______________	☐ Add ☐ Remove
______	______________	______________	☐ Add ☐ Remove
______	______________	______________	☐ Add ☐ Remove

E. If amending or adding additional Articles, enter change(s) here:
(attach additional sheets, if necessary). (Be specific)

Article IV - Shares is deleted in its entirety and replaced with the following language:

The capital stock of all shares of all classes of stock which the Corporation has authority to issue is one hundred fifty million (150,000,000) shares of the common stock with a par value of $.001 per share. The Board of Directors may determine, in whole or in part, the preferences, limitations, and relative rights of each class of stock and series of shares. The authorized shares of the Corporation shall not be effected by any reverse split or division of the shares of any class of shares.

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

The Board of Directors, under its powers granted under Florida law, hereby authorizes a reverse division of all issued and outstanding common shares of the Corporation's existing stock for all shareholders of record on November 4, 2008. Said reverse division of shares shall be a reverse division of fifteen for one share basis. For every fifteen shares issued there shall be one share, at the time of the effective date.

The date of each amendment(s) adoption: November 4, 2008

Effective date if applicable: November 4, 2008

(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☑ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ____________________________________."

(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated November 4, 2008

Signature [signature] CEO.

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Charles Broes

(Typed or printed name of person signing)

President, Bulova Technology Group, Inc.

(Title of person signing)

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS

09 MAR 17 PM 3:09

Articles of Amendment
to
Articles of Incorporation
of

Bulova Technologies Group, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

P09000097226
(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

____

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

19337 U.S. Hwy 19
Suite 225
Clearwater, Florida 33764

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

19337 U.S. Hwy 19
Suite 225
Clearwater, Florida 33764

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: Craig A. Huffman, Esquire

New Registered Office Address: 334 S. Hyde Park Ave.
(Florida street address)

Tampa, Florida 33606
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

[signature]
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
Pres/D	Stephen Gurba	19337 U.S. Hwy 19 Suite 525 Clearwater, Florida 33764	☑ Add ☐ Remove
D/S/T	John Stanton	3000 Bayport Drive Suite 910 Tampa, Florida 33607	☑ Add ☐ Remove
Pres/D	Charles Broes	3000 Bayport Drive Suite 910 Tampa, Florida 33607	☐ Add ☑ Remove

See additional sheet

E. If amending or adding additional Articles, enter change(s) here:
(attach additional sheets, if necessary). (Be specific)

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
Dir	Richard Furlong	3000 Bayport Drive Suite 910 Tampa, Florida 33607	☐ Add ☑ Remove
			☐ Add ☐ Remove
			☐ Add ☐ Remove

E. **If amending or adding additional Articles, enter change(s) here:**
(*attach additional sheets, if necessary*). *(Be specific)*

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(*if not applicable, indicate N/A*)

The date of each amendment(s) adoption: March 11, 2009

Effective date if applicable: March 11, 2009
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________."
(voting group)

☑ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated March 11, 2009

Signature [signature]
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

John Granton
(Typed or printed name of person signing)

Director / Secretary
(Title of person signing)

CERTIFICATE OF DOMESTICATION

The undersigned, CHARLES BROES (Name), PRESIDENT (Title),

of BULOVA TECHNOLOGY GROUP, INC. (Corporation Name) a foreign corporation,
in accordance with s. 607.1801, Florida Statutes, does hereby certify:

1. The date on which corporation was first formed was NOVEMBER 8, 1979.

2. The jurisdiction where the above named corporation was first formed, incorporated, or otherwise came into being was WYOMING.

3. The name of the corporation immediately prior to the filing of this Certificate of Domestication was 3SI Holdings, Inc.

4. The name of the corporation, as set forth in its articles of incorporation, to be filed pursuant to s. 607.0202 and 607.0401 with this certificate is BULOVA TECHNOLOGY GROUP, INC.

5. The jurisdiction that constituted the seat, siege social, or principal place of business or central administration of the corporation, or any other equivalent jurisdiction under applicable law, immediately before the filing of the Certificate of Domestication was WYOMING

6. Attached are Florida articles of incorporation to complete the domestication requirements pursuant to s. 607.1801.

I am PRESIDENT, of BULOVA TECHNOLOGY GROUP, INC.

and am authorized to sign this Certificate of Domestication on behalf of the corporation and have done so this the 22nd day of September, 2008.

Charles Broes
(Authorized Signature)

FILED
2008 OCT 24 A 9 52
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Filing Fee:

Certificate of Domestication	**$50.00**
Articles of Incorporation and Certified Copy	**$78.75**
Total to domesticate and file	**$128.75**

INHS53 (6/04)

ARTICLES OF INCORPORATION

IN COMPLIANCE WITH CHAPTER 607, F.S.

FILED
2008 OCT 24 A 9 52
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLE I NAME

THE NAME OF THE CORPORATION SHALL BE:

BULOVA TECHNOLOGY GROUP, INC.

ARTICLE II PRINCIPAL OFFICE

THE PRINCIPAL PLACE OF BUSINESS/MAILING ADDRESS IS:

2701 ROCKY POINT DRIVE, SUITE 325
TAMPA, FL 33607

ARTICLE III PURPOSE

THE PURPOSE FOR WHICH THE CORPORATION IS ORGANIZED:

ANY LAWFUL PURPOSE

ARTICLE IV SHARES

THE NUMBER OF SHARES OF STOCK IS:

COMMON SHARES: 150,000,000
PAR VALUE: $.010

ARTICLE V INITIAL DIRECTORS AND/ OR OFFICERS

THE NAME(S) AND ADDRESS(ES) AND SPECIFIC TITLES:

CHARLES BROES, PRESIDENT AND DIRECTOR
RICHARD FURLONG, SECRETARY AND DIRECTOR

ARTICLE VI INITIAL REGISTERED AGENT AND STREET ADDRESS

*THE **NAME AND FLORIDA STREET ADDRESS** (P.O. BOX **NOT** ACCEPTABLE) OF THE REGISTERED AGENT IS:*

CHARLES BROES
2701 N. ROCKY POINT DR., SUITE 325
TAMPA, FL 33607

ARTICLE VII INCORPORATOR

*THE **NAME AND ADDRESS** OF THE INCORPORATOR IS:*

CHARLES BROES
2701 N. ROCKY POINT DR., SUITE 325
TAMPA, FL 33607

****

HAVING BEEN NAMED AS REGISTERED AGENT AND TO ACCEPT SERVICE OF PROCESS FOR THE ABOVE STATED CORPORATION AT THE PLACE DESIGNATED IN THIS CERTIFICATE, I AM FAMILIAR WITH AND ACCEPT THE APPOINTMENT AS REGISTERED AGENT AND AGREE TO ACT IN THIS CAPACITY.

Charles Broes — 10/22/2008

Signature/Registered Agent — Date

Charles Broes — 10/22/2008

Signature/Incorporator — Date

FLORIDA DEPARTMENT OF STATE
Division of Corporations

March 19, 2009

Corp File

STEPHEN GURBA
BULOVA TECHNOLOGIES GROUP, INC.
19337 HWY U S 19 STE 525
CLEARWATER, FL 33764

Re: Document Number P08000097226

The Articles of Amendment to the Articles of Incorporation for BULOVA TECHNOLOGIES GROUP, INC., a Florida corporation, were filed on March 17, 2009.

The certification requested is enclosed.

Should you have any question regarding this matter, please telephone (850) 245-6050, the Amendment Filing Section.

Tina Roberts
Regulatory Specialist II
Division of Corporations

Letter Number: 109A00009441